Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Operating expenses:
Research and development	$ 22,059	$ 9,796
Sales and marketing	2,961	861
General and administrative	13,203	2,328
Total operating expenses	38,223	12,985
Loss from operations	(38,223)	(12,985)
Other income (expense):
Change in fair value of warrant liabilities	3,085
Interest income	20	113
Interest expense	(89)	(3)
Loss before income taxes	(35,207)	(12,875)
Provision for income taxes
Net loss	$ (35,207)	$ (12,875)
Net loss per share of Class A and Class B common stock, basic and diluted (in Dollars per share)	$ (0.36)	$ (0.16)